EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Phototron Holdings, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sterling Scott, Chief Executive Officer and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2012	/s/ Sterling Scott
Sterling Scott
Chief Executive Officer & Chief Financial Officer (Principal Executive Officer & Principal Accounting Officer)